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                                                                   EX-99.B(h)(2)

                                    EXHIBIT A

                                   Portfolios
                                   ----------

     THIS EXHIBIT A, dated as of the date set forth below, is Exhibit A to that certain Accounting Services Agreement dated as of September 1, 2002 between PFPC Inc. and each of WELLS FARGO FUNDS TRUST, WELLS FARGO CORE TRUST (now WELLS FARGO MASTER TRUST) and WELLS FARGO VARIABLE TRUST.

                             WELLS FARGO FUNDS TRUST

Names of Portfolios                                Existing Classes
----------------------------------------------     -----------------------------

Effective 10/1/2002

SIFE Specialized Financial Services Fund           A, B, C

Effective 11/29/2002

High Yield Bond Fund                               A, B, C

Effective 1/21/2003

California Limited Term Tax-Free Fund              A, C, Institutional
California Tax-Free Fund                           A, B, C, Institutional
Colorado Tax-Free Fund                             A, B, Institutional
Minnesota Tax-Free Fund                            A, B, Institutional
National Limited Term Tax-Free Fund                Institutional
National Tax-Free Fund                             A, B, C, Institutional
Nebraska Tax-Free Fund                             Institutional

Effective 1/27/2003

Asset Allocation Fund                              A, B, C, Institutional
Income Fund                                        A, B, Institutional
Income Plus Fund                                   A, B, C
Index Allocation Fund                              A, B, C
Intermediate Government Income Fund                A, B, C, Institutional
Limited Term Government Income Fund                A, B, Institutional

Effective 2/10/2003

California Tax-Free Money Market Fund              A, Service
California Tax-Free Money Market Trust             Single Class
Cash Investment Money Market Fund                  Service, Institutional
Government Money Market Fund/1/                    A, Service, Institutional
Liquidity Reserve Money Market Fund                Investor
Minnesota Money Market Fund                        A
Money Market Fund                                  A, B
Money Market Trust                                 Single Class
National Tax-Free Money Market Fund/2/             A, Service, Institutional

----------
/1/ Effective as of the close of business on July 25, 2003: (i) Institutional Class shares of the Government Money Market Fund were established, and (ii) the existing Institutional Class shares of the Government Institutional Money Market Fund were merged into the newly created Institutional Class shares of the Government Money Market Fund.

/2/ Effective as of the close of business on July 25, 2003: (i) Class A shares of the National Tax-Free Institutional Money Market Fund were established,
     (ii) the existing Class A shares of the National Tax-Free Money Market Fund were merged into the newly created Class A shares of the National Tax-Free Institutional Money Market Fund, and (iii) the name of the National Tax-Free Institutional Money

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National Tax-Free Money Market Trust               Single Class
Overland Express Sweep Fund                        Single Class
Prime Investment Money Market Fund/3/              Service, Institutional
Treasury Plus Money Market Fund/4/                 A, Service, Institutional
100% Treasury Money Market Fund                    A, Service

Effective 2/24/2003

Equity Index Fund                                  A, B
Growth Fund                                        A, B, Institutional
International Equity Fund                          A, B, C, Institutional
Montgomery Mid Cap Growth Fund                     A, B, C
Small Cap Growth Fund                              A, B, C, Institutional
Small Cap Opportunities Fund                       Institutional
Specialized Health Sciences Fund                   A, B, C
Specialized Technology Fund                        A, B, C

Effective 2/28/2003

Inflation-Protected Bond Fund                      A, B, C, Institutional

Effective 3/3/2003

Outlook Today Fund                                 A, B, C, Institutional
Outlook 2010 Fund                                  A, B, C, Institutional
Outlook 2020 Fund                                  A, B, C, Institutional
Outlook 2030 Fund                                  A, B, C, Institutional
Outlook 2040 Fund                                  A, B, C, Institutional

Effective 3/24/2003

Diversified Bond Fund                              Institutional
Diversified Equity Fund                            A, B, C, Institutional
Diversified Small Cap Fund                         Institutional
Equity Income Fund                                 A, B, C, Institutional
Growth Balanced Fund                               A, B, C, Institutional
Growth Equity Fund                                 A, B, C, Institutional
Index Fund                                         Institutional
Large Cap Appreciation Fund                        A, B, C, Institutional
Large Company Growth Fund                          A, B, C, Institutional
Moderate Balanced Fund                             Institutional
Small Company Growth Fund                          Institutional
Small Company Value Fund                           A, B, C, Institutional
Stable Income Fund                                 A, B, Institutional
Strategic Growth Allocation Fund                   Institutional
Strategic Income Fund                              Institutional
Tactical Maturity Bond Fund                        Institutional
WealthBuilder Growth Balanced Portfolio            Single Class
WealthBuilder Growth and Income Portfolio          Single Class
WealthBuilder Growth Portfolio                     Single Class

Effective 6/9/2003

--------------------------------------------------------------------------------
     Market Fund was changed to National Tax-Free Money Market Fund.

/3/ Effective as of the close of business on July 25, 2003: (i) Institutional Class shares of the Prime Investment Money Market Fund were established, and (ii) the existing Institutional Class shares of the Prime Investment Institutional Money Market Fund were merged into the newly created Institutional Class shares of the Prime Investment Money Market Fund.

/4/ Effective as of the close of business on July 25, 2003: (i) Class A shares of the Treasury Plus Institutional Money Market Fund were established, (ii) the existing Class A shares of the Treasury Plus Money Market Fund were merged into the newly created Class A shares of the Treasury Plus Institutional Money Market Fund, and (iii) the name of the Treasury Plus Institutional Money Market Fund was changed to Treasury Plus Money Market Fund.

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Montgomery Emerging Markets Focus Fund             A, B, C, Institutional
Montgomery Institutional Emerging Markets Fund     Select
Montgomery Short Duration Government Bond Fund     A, B, C, Institutional
Montgomery Small Cap Fund                          A, B, C, Institutional
Montgomery Total Return Bond Fund                  A, B, C, Institutional,
Select

Effective 6/30/2003

Stable Income Fund                                 C

Effective 7/31/2003

Cash Investment Money Market Fund                  Administrator
Government Money Market Fund                       Administrator

To be Effective upon Fund Launch

Large Cap Value Fund                               A, B, C, Institutional
Overseas Fund                                      A, B, C, Institutional

                            WELLS FARGO MASTER TRUST

Names of Portfolios                                Existing Classes
----------------------------------------------     -----------------------------

Effective 3/24/2003

Disciplined Growth Portfolio                       Single Class
Equity Income Portfolio                            Single Class
Index Portfolio                                    Single Class
International Equity Portfolio                     Single Class
Large Cap Appreciation Portfolio                   Single Class
Large Company Growth Portfolio                     Single Class
Managed Fixed Income Portfolio                     Single Class
Small Cap Basic Value Portfolio                    Single Class
Small Cap Index Portfolio                          Single Class
Small Company Growth Portfolio                     Single Class
Small Company Value Portfolio                      Single Class
Stable Income Portfolio                            Single Class
Strategic Value Bond Portfolio                     Single Class
Tactical Maturity Bond Portfolio                   Single Class

To be Effective upon Fund Launch

Large Cap Value Portfolio                          Single Class
Overseas Portfolio                                 Single Class

WELLS FARGO VARIABLE TRUST

Names of Portfolios                                Existing Classes
----------------------------------------------     -----------------------------

Effective 1/13/2003

Asset Allocation Fund                              Single Class
Equity Income Fund                                 Single Class
Equity Value Fund                                  Single Class
Growth Fund                                        Single Class
International Equity Fund                          Single Class

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Large Company Growth Fund                          Single Class
Money Market Fund                                  Single Class
Small Cap Growth Fund                              Single Class
Total Return Bond Fund                             Single Class

The foregoing list of Portfolios is agreed to as of August 5, 2003.

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WELLS FARGO FUNDS TRUST                   PFPC INC.


By:  /s/ C. David Messman                 By:  /s/ Neal J. Andrews
   -----------------------------------       -----------------------------------

Name:  C. David Messman                   Name:  Neal J. Andrews

Title: Secretary                          Title: Senior Vice President

WELLS FARGO MASTER TRUST


By:  /s/ C. David Messman
   -----------------------------------

Name:  C. David Messman

Title: Secretary

WELLS FARGO VARIABLE TRUST


By:  /s/ C. David Messman
   -----------------------------------

Name:  C. David Messman

Title: Secretary